                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 27, 2002
                                                 -------------------------------
                                                  TRIANGLE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-21589           56-1930728
--------------------------------------------------------------------------------
  (State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)               File Number)      Identification No.)

   University Place, 4611 University Drive, Durham, North Carolina     27707
--------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (919) 493-5980
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On September 27, 2002, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.   The following document is incorporated by reference to
                     this Report:

         99.1        Press release dated September 27, 2002.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Triangle Pharmaceuticals, Inc.
                                       -----------------------------------------
                                                      (Registrant)

         October 2, 2002                       /s/ Robert F. Amundsen, Jr.
-------------------------------------- -----------------------------------------
              Date                                   (Signature)
                                       Name:  Robert F. Amundsen, Jr.
                                       Title: Executive Vice President
                                              and Chief Financial Officer